Fees Summary	Sep. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,440,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,065.66
Total Offset Amount	0.00
Net Fee	$ 4,065.66